UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2026

XPONENTIAL FITNESS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40638	84-4395129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17877 Von Karman Ave., Suite 100

Irvine, CA 92614

(Address of principal executive offices) (Zip Code)

(949) 346-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	XPOF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 11, 2026, the board of directors (the “Board”) of Xponential Fitness, Inc., a Delaware corporation (the “Company”), approved the adoption of and entry into the Stockholder Rights Agreement, dated as of October 12, 2026 (the “Rights Agreement”), between the Company and Computershare Trust Company, N.A., as rights agent thereunder (the “Rights Agent”), which is attached hereto as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. For a description of the material terms of the Rights Agreement and the rights to be issued pursuant thereto, please refer to Item 3.03 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

On October 12, 2026, the Board declared a dividend distribution of one purchase right (a “Right”) for each outstanding share of Class A common stock, par value $0.0001 per share, of the Company (“Common Stock”), payable to stockholders of record as of the close of business on October 22, 2026 (the “Record Date”), and issuable as of that date. Except in the circumstances described below, each Right, when it becomes exercisable, entitles its registered holder to purchase from the Company one one-thousandth of a share of Series B Preferred Stock, par value $0.0001 per share, of the Company (“Preferred Stock” and each one one-thousandth of a share of Preferred Stock, a “Unit”) at an exercise price of $15.00 per Unit, subject to adjustment (as adjusted, the “Exercise Price”). The rights of a holder of a Unit are substantially equivalent to the rights of a holder of a share of Common Stock. The Company will also make proper provision so that each holder of limited liability company units in XPO Intermediate Holdings, LLC (“XPO Holdings”) receives, at the Distribution Time (as defined below), the number of Rights such holder would have received had such holder redeemed and exchanged its XPO Holdings units for Common Stock immediately prior to that date, as more fully described in the Rights Agreement. The description and terms of the Rights are set forth in the Rights Agreement.

Summary of Terms of Rights Agreement

The below description and terms of the Rights are set forth in, and qualified in their entirety by reference to the full text of, the Rights Agreement:

Separation and Distribution of Rights; Exercisability. As discussed below, initially the Rights will not be exercisable, certificates will not be sent to stockholders, and the Rights will automatically trade with the Common Stock.

The Rights will be represented by notation on the books and records for stock transfer of shares of Common Stock maintained by or on behalf of the Company until the close of business on the earlier to occur of (i) the tenth day after the date of public announcement that a person or group of affiliated or associated persons has become an “Acquiring Person”, which is defined as a person (or group of affiliated or associated persons) who, together with its affiliates and associates, is the beneficial owner of 19.9% or more of the shares of Common Stock then outstanding, subject to certain exceptions described below, and (ii) the tenth business day (or a later date determined by the Board) after the commencement of a tender or exchange offer by a person other than an Exempt Person (as defined below), the consummation of which would result in such person becoming an Acquiring Person (the earlier of these dates, the “Distribution Time”). For purposes of calculating beneficial ownership under the Rights Agreement, derivative positions relating to the Common Stock are treated as beneficial ownership of the number of shares of Common Stock equivalent to the economic exposure created by the derivative security, whether or not such shares would be deemed beneficially owned under federal securities laws.

As soon as practicable following the Distribution Time, the Rights Agent will mail separate certificates evidencing the Rights (“Right Certificates”) to holders of record of shares of Common Stock as of the close of business on the Distribution Time, and those separate certificates alone will evidence the Rights from and after the Distribution Time.

Each of the following persons will not be deemed to be an Acquiring Person, even if such person has acquired, or obtained the right to acquire, beneficial ownership of 19.9% or more of the shares of Common Stock then outstanding: (i) the Company, any subsidiary of the Company, any employee benefit plan or employee stock purchase plan of the Company or any subsidiary of the Company, or any entity or trustee holding (or acting in a fiduciary capacity in respect of) shares of capital stock of the Company , for, or pursuant to the terms of any such plan (each, an “Exempt Person”); (ii) any person who becomes an Acquiring Person solely as the result of an acquisition of shares of Common Stock by the Company that, by reducing the number of shares outstanding, increases such person’s beneficial ownership percentage to 19.9% or more, unless and until such person thereafter becomes the beneficial owner of any additional shares of Common Stock (subject to certain exceptions) without first reducing its beneficial ownership below 19.9%; (iii) any person whom the Board determines in good faith has become an Acquiring Person inadvertently and who divests, as promptly as practicable, a sufficient number of shares of Common Stock so that such person would no longer be an Acquiring Person; (iv) any person who becomes the beneficial owner of 19.9% or more of the shares of Common Stock then outstanding solely as a result of the unilateral grant of any security by the Company, or the exercise or vesting of options, warrants, rights, or similar interests granted by the Company to its directors, officers, and employees, or an issuance of Common Stock pursuant to a share settlement with respect to limited liability company units in XPO Holdings (subject to certain exceptions); (v) any bona fide swaps dealer who becomes an Acquiring Person as a result of actions taken in the ordinary course of its business that the Board determines were taken without the intent or effect of evading or assisting any person to evade the purposes of the Rights Agreement, or otherwise seeking to control or influence the management or policies of the Company; and (vi) any person who, together with its related persons, is, as of immediately prior to the first public announcement of the adoption of the Rights Agreement, the beneficial owner of 19.9% or more of the shares of Common Stock then outstanding (a “Grandfathered Person”), unless and until such Grandfathered Person either ceases to beneficially own 19.9% or more of the shares of Common Stock then outstanding, or increases its beneficial ownership of Common Stock to an amount at least equal to the greater of (A) 19.9% and (B) the sum of its lowest beneficial ownership percentage since that announcement plus one share. Grandfathered status applies only to the type and form of security held as of the date of the Rights Agreement, and is lost if that security is later changed, modified, swapped, or exchanged into a different type or form, unless such change is explicitly contemplated by the security’s own terms (such as an option exercise).

The Rights are not exercisable until after the Distribution Time. The Rights will expire at the close of business on October 11, 2027 (the “Final Expiration Date”), unless earlier redeemed or exchanged by the Company as described below.

Flip-in Event. In the event any person becomes an Acquiring Person, then, unless the event causing such person to become an Acquiring Person is a Flip-over Event, each holder of record of a Right, other than the Acquiring Person, will, subject to the Company’s right of redemption and exchange, thereafter have the right to receive, upon payment of the Exercise Price then in effect, in lieu of a number of Units, such number of shares of Common Stock as shall be equal to the result obtained by (i) multiplying the then-current Exercise Price by the number of Units for which a Right was exercisable immediately prior to such event and (ii) dividing that product by fifty percent (50%) of the then-current market price per share of Common Stock (the “Current Market Price”) on the date of such event. Any Right that is or was at any time, on or after the Distribution Time, beneficially owned by an Acquiring Person will become null and void. After such an event, to the extent that an insufficient number of shares of Common Stock are available for the exercise in full of the Rights, holders of Rights will receive upon exercise thereof shares of Common Stock to the extent available and then shares of Units, other Company securities, assets, or cash, in proportions determined by the Company, so that the aggregate value received is equal to the value the holder would otherwise have been entitled to receive. However, in no event shall the Company be required to issue such securities, assets, or cash upon the exercise of a Right if doing so would, in the judgment of the Board, violate the terms of any material agreement of the Company or any of its subsidiaries or is otherwise inadvisable, including, without limitation, any agreement or instrument evidencing indebtedness for borrowed money. Any such required issuance shall be deferred until such time as such issuance by the Company becomes legally permitted under the terms of any such agreement or instrument. No Right may be exercised until the Company’s right of redemption has expired.

Flip-over Event. The Rights Agreement provides that, on or after the date on which a person becomes an Acquiring Person, if the Company is acquired in a merger or other business combination (in which any share of Common Stock is changed into or exchanged for other securities or assets) or fifty percent (50%) or more of the assets, cash flow, or earning power of the Company and its subsidiaries (taken as a whole) are sold or transferred in one or a series of related transactions, proper provision will be made so that each registered holder of a Right will have the right to receive, upon payment of the Exercise Price then in effect, in lieu of Units, that number of shares of common stock of the acquiring company (or other entity whose common stock has the greatest aggregate market value, as determined in accordance with the Rights Agreement) having a value at the time of that transaction equal to the result obtained by dividing the then-current Exercise Price (multiplied by the number of Units for which a Right was exercisable) by fifty percent (50%) of the then-current market price of the common stock of the acquiring company.

Anti-dilution Adjustments; Fractional Shares. The Exercise Price, and the number of Units or other securities or property issuable upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution: (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock; (ii) upon the grant to holders of shares of Preferred Stock of certain rights or warrants to subscribe for shares of Preferred Stock or convertible securities at less than the current market price of the Preferred Stock; or (iii) upon the distribution to holders of shares of Preferred Stock of evidences of indebtedness, cash, or assets (excluding dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above). The Exercise Price, and the number of Units or other securities or property issuable upon exercise of the Rights, are also subject to adjustment from time to time in the event of a dividend on, or a subdivision or combination of, the shares of Common Stock.

No fractional Unit will be required to be issued upon exercise of the Rights and, in lieu thereof, a payment in cash equal to the fraction of the then-current value of a Unit may be made.

Exchange of the Rights. At any time after a person becomes an Acquiring Person, the Board may, at its option, exchange all or part of the outstanding Rights (other than those held by an Acquiring Person and certain transferees thereof) for shares of Common Stock at an exchange ratio of one share of Common Stock for each Right, as adjusted, provided that the Board may not effect such an exchange at any time after any Acquiring Person becomes the beneficial owner of fifty percent (50%) or more of the Common Stock then outstanding. The Company will promptly give public notice of any exchange (although failure to give notice will not affect the validity of the exchange).

Redemption of the Rights. At any time prior to the earlier of (i) the close of business on the tenth business day following the first public announcement that a person has become an Acquiring Person, and (ii) the Final Expiration Date, the Board may, at its option, cause the Company to redeem all, but not less than all, of the then-outstanding Rights at a price of $0.001 per Right, as such amount may be appropriately adjusted (“Redemption Price”). The Company may pay the Redemption Price in cash, shares of Common Stock, or other consideration deemed appropriate by the Board.

Immediately upon the action of the Board authorizing exchange or redemption of the Rights, the right to exercise the Rights will terminate, and the only right of the holders of Rights will be to receive: (i) in the case of an exchange, shares of Common Stock issuable in connection with such exchange; or (ii) in the case of a redemption, the Redemption Price.

No Right as Stockholder. Until a Right is exercised, the holder thereof, as such, will have no right as a stockholder of the Company, including no right to vote or to receive dividends.

Amendment of the Rights Agreement. For as long as the Rights are redeemable, the Company (by Board action) may amend the Rights Agreement in any manner, without the consent of holders of the Rights. Thereafter, the Company may also amend the Rights Agreement in any manner that does not materially adversely affect the interests of holders of the Rights, to cure ambiguities, or to correct or supplement any inconsistent provisions. At any time before a person becomes an Acquiring Person, the Company may also amend the Rights Agreement to make it inapplicable to a particular transaction or alter its terms with respect to such transaction, and may adopt procedures to facilitate the Rights and prevent the Acquiring Person and its affiliates from obtaining the benefits of their Rights (which amendments will not be deemed to adversely affect the interests of holders of the Rights).

Certain Anti-takeover Effects. The Rights have anti-takeover effects. The Rights will cause substantial dilution to a person who attempts to acquire the Company without obtaining the approval of the Board, the redemption of the Rights, or an amendment to the Rights Agreement permitting the acquisition. However, the Rights generally should not interfere with any merger or other business combination approved by the Board.

Dividend, Liquidation, Voting and Redemption Rights of the Preferred Stock. Each share of Preferred Stock will be entitled to receive, when, as, and if authorized by the Board and declared by the Company out of funds legally available for that purpose, quarterly dividends payable in cash in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1,000 or (ii) 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions (other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise)), declared on the outstanding shares of Common Stock; provided that if no dividend or distribution is declared on the Common Stock during a quarterly period, subject to the rights of any holders of any preferred stock ranking prior to and senior to the Preferred Stock, a dividend of $10.00 per share on the Preferred Stock will nevertheless be payable on the applicable quarterly dividend payment date. Each share of Preferred Stock will be entitled to 1,000 votes on all matters submitted to a vote of the Company’s stockholders, and the holders of shares of Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of Company stockholders then entitled to vote at meetings of such stockholders. Upon any liquidation (voluntary or otherwise), dissolution, or winding up of the Company, the holders of shares of Preferred Stock will be entitled to a liquidation preference of $1,000 per share of Preferred Stock, plus an amount per share of Preferred Stock equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Liquidation Preference”). Following payment of the Liquidation Preference, no additional distribution shall be made to the holders of shares of Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share equal to the quotient obtained by dividing (i) the Liquidation Preference by (ii) 1,000 (as adjusted in accordance with the Certificate of Designation of Series B Preferred Stock (the “Certificate of Designation”)). Upon any consolidation, merger, combination, share exchange, or other transaction in which the shares of Common Stock are converted or exchanged into other stock or securities, cash, or any other property, each share of Preferred Stock will be entitled to receive an amount equal to 1,000 times the aggregate amount of stock, securities, cash, or any other property (payable in kind), as the case may be, received per share of Common Stock. These rights of holders of shares of Preferred Stock are protected by customary anti-dilution and other protective provisions. The shares of Preferred Stock shall not be redeemable.

The foregoing descriptions of the Preferred Stock and the Rights Agreement included in this Item 3.03 do not purport to be complete and are qualified in their entirety by reference to the full texts of the Certificate of Designation and Rights Agreement, copies of which are attached hereto as Exhibit 3.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Designation of Series B Preferred Stock. In connection with the adoption of the Rights Agreement, the Board approved the Certificate of Designation classifying and designating the Preferred Stock as Series B Preferred Stock. The Company filed the Certificate of Designation with the Secretary of State of the State of Delaware. See the description in Item 1.01 (which also incorporates by reference Item 3.03) of this Current Report on Form 8-K for a more complete description of the rights and preferences of the Preferred Stock. A copy of the Certificate of Designation is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On October 12, 2026, the Company issued a press release announcing the adoption of the Rights Agreement and the declaration of the Rights dividend, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

As provided in General Instruction B.2 of Form 8-K, Exhibit 99.1 and the information contained in this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, nor shall they be deemed to be incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibits.	The following exhibits are filed (or, in the case of Exhibit 99.1, furnished) as part of this report:

3.1	Certificate of Designation of Preferences, Rights, and Limitations of Series B Preferred Stock of Xponential Fitness, Inc.

4.1	Stockholder Rights Agreement, dated as of October 12, 2026, between Xponential Fitness, Inc. and Computershare Trust Company, N.A., as rights agent.

99.1	Press Release of Xponential Fitness, Inc., dated October 12, 2026, announcing adoption of Stockholder Rights Agreement.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 13, 2026
XPONENTIAL FITNESS, INC.

By:	/s/ Gavin O’Connor
Name: Gavin O’Connor
Title: Chief Legal Counsel, Chief Administrative Officer and Secretary

EXHIBIT INDEX

3.1	Certificate of Designation of Preferences, Rights, and Limitations of Series B Preferred Stock of Xponential Fitness, Inc.

4.1	Stockholder Rights Agreement, dated as of October 12, 2026, between Xponential Fitness, Inc. and Computershare Trust Company, N.A., as rights agent.

99.1	Press Release of Xponential Fitness, Inc., dated October 12, 2026, announcing adoption of Stockholder Rights Agreement.

104	Cover Page Interactive Data File (formatted as Inline XBRL).